Housing Loans and Deposits from Customers in the Banking Business (Aggregate Amounts of Annual Maturities of Time Deposits with Remaining Term of More Than One Year) (Detail) ¥ in Millions	Mar. 31, 2017 JPY (¥)
Interest-bearing Deposit Liabilities [Abstract]
2019	¥ 59,777
2020	15,411
2021	13,443
2022	9,390
2023	10,619
Later fiscal years	18,771
Total	¥ 127,411